UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware		19720
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Class A(2010-A) Terms Document. On March 20, 2012, Discover Card Execution Note Trust (the “Note Issuance Trust”), as Issuer, and U.S. Bank National Association, as Indenture Trustee, entered into an Amended and Restated Class A(2010-A) Terms Document.

Item 8.01. Other Events

Class A(2010-A) Notes. On March 20, 2012, the Note Issuance Trust, as Issuer of the DiscoverSeries Class A(2010-A) Notes (the “Notes”), Discover Bank, as Depositor, Beneficiary, and Calculation Agent for the Note Issuance Trust, and the committed purchaser and purchasers of the Notes and their agent agreed to extend the existing termination date for the note purchase commitments to February 28, 2014 and extend the existing legal maturity date of the Notes to October 17, 2016. The parties also agreed to extend the expected maturity date of the Notes to April 15, 2014 (except as otherwise may be specified in connection with any increase), provided, however, that the expected maturity date for the $250,000,000 outstanding principal amount of the Notes will remain April 15, 2013. Following the expected maturity date for the outstanding principal amount of the Notes, the maximum principal amount of the Notes will be reduced from $1,250,000,000 to $1,000,000,000. Further, the parties agreed to extend the existing liquidation commencement date of the Notes to March 1, 2014 (except as otherwise may be specified in connection with any increase), provided, however, that the existing liquidation commencement date of the outstanding principal amount of the Notes was delayed to March 1, 2013.

Item 9.01 Exhibits

Exhibit No.	Description	Page

Exhibit 4.1	Amended and Restated Class A(2010-A) Terms Document, dated as of March 20, 2012, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover
Card Execution Note Trust)

Date: March 20, 2012	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 4.1	Amended and Restated Class A(2010-A) Terms Document, dated as of March 20, 2012, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee